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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 29, 2008

                                MICROISLET, INC.
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             (Exact name of registrant as specified in its charter)



           NEVADA                    001-32202                  88-0408274
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


   6370 NANCY RIDGE DRIVE, SUITE 112
         SAN DIEGO, CALIFORNIA                                     92121
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(Address of principal executive offices)                        (Zip Code)

                                 (858) 657-0287
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Reference is made to the Securities Purchase Agreement dated January 25, 2008, as amended on March 17, 2008 and April 2, 2008, by and among us and certain investors in our company, which we refer to as the purchase agreement. Pursuant to the purchase agreement, on May 14, 2008, we issued to Mr. Ronald Katz, our chairman, a Subordinated Convertible Unsecured Revolving Promissory Note due May 31, 2008 in the maximum principal amount of $500,000, which we refer to as the note. On that same date, Mr. Katz advanced us $350,000 under the terms of the note. On May 29, 2008, Mr. Katz advanced us an additional $150,000 under the terms of the note.

Pursuant to the purchase agreement, on May 14, 2008, we also issued to Mr. Katz a Warrant, which we refer to as the warrant, to purchase a number of shares of our common stock equal to the quotient of the aggregate funds advanced to us under the note, divided by $2.50, up to a maximum of 200,000 shares. The warrant became exercisable for 140,000 shares on May 14, 2008, in connection with the advance to us of $350,000 by Mr. Katz, and for an additional 60,000 shares on May 29, 2008, in connection with the advance to us of $150,000 by Mr. Katz. The warrant is exercisable at an exercise price of $0.40 per share commencing on May 14, 2009 (or earlier in the event of a fundamental transaction, as defined in the warrant), and expires on May 14, 2014.

On June 4, 2008, Mr. Katz agreed to extend the maturity date of the note from May 31, 2008 to July 31, 2008.

For more information about the terms of the purchase agreement, as amended, the note and the warrant, see the discussion under "Recent Debt Financings" in our Form 10-Q filed with the SEC on May 2, 2008, which disclosure is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the disclosure in Item 1.01 above.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

See the disclosure in Item 1.01 above.

We offered and sold the note and warrant without registration under the Securities Act of 1933 to an accredited investor in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. Neither the note nor the warrant may be offered or sold in the United States except pursuant to an applicable exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act. An appropriate legend was placed on the note and the warrant we issued to Mr. Katz, and will be placed on the shares issuable upon exercise of the warrant or conversion of the note, except for shares registered for resale under the Securities Act prior to issuance.

This current report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described herein. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    June 3, 2008                             MICROISLET, INC.


                                                  By: /s/ Michael J. Andrews
                                                      --------------------------
                                                      Michael J. Andrews
                                                      Chief Executive Officer


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